CONTACTS:	Berns Communications Group
                                Jessica Liddell/Melissa Jaffin
                                212-994-4660
                                jliddell@bcg-pr.com

FOR IMMEDIATE RELEASE

HAMPSHIRE GROUP ANNOUNCES RESIGNATION OF
JONATHAN NORWOOD

Company to Retain Executive Search Firm for New CFO to Lead Next Phase of Growth

New York, NY – January, 27, 2011 – Hampshire Group, Limited (Pink Sheets: HAMP.PK; www.hamp.com), a leading provider of women’s and men’s fashion apparel, today announced that Jonathan Norwood has resigned his position as CFO to pursue another employment opportunity.  The Company will engage an executive search firm to assist in the selection of a new CFO.  In the interim, Mr. Norwood will ensure an orderly transition by continuing to serve in his current capacity as CFO of Hampshire through late April 2011.

“Jonathan has been a valued member of the senior management team during his five-year tenure and played an important role as part of the executive team that completed our comprehensive restructuring and cost reduction plan last year,” said Heath Golden, CEO of Hampshire Group. “We appreciate his many contributions to the Company and wish him well in his future endeavors.

About Hampshire Group

Hampshire Group, Limited is a leading U.S. provider of women’s and men’s fashion apparel.  Its customers include leading retailers such as JC Penney, Kohl’s, Macy’s, Belk and Dillard’s, for whom it provides trend-right, branded apparel. Hampshire’s owned brands include Scott James®, a contemporary menswear brand, Spring+Mercer®, its “better” apparel line, Designers Originals®, Hampshire’s first brand and still a top-seller in department stores, as well as Mercer Street Studio®, Requirements®, and RQT®.  Hampshire also licenses the Geoffrey Beene® and Dockers® labels for men’s sweaters, both of which are market leaders in their categories, and licenses JOE Joseph Abboud® for men’s sportswear and Alexander Julian Colours® for men’s tops.

Cautionary Disclosure Regarding Forward-Looking Statements
This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to future events. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events. Readers are urged to review and consider carefully the various disclosures made by the Company in its Form 10-K and other Securities and Exchange Commission filings, which advise interested parties of certain factors that affect the Company's business. Risks and uncertainties that could cause actual results to differ materially from those anticipated in our forward looking statements include, but are not limited to, the following: economic cycles that affect consumer spending; decreases in business from or the loss of any of our key customers; financial instability experienced by our customers; loss or inability to renew certain licenses; the ability to anticipate consumer trends; use of foreign suppliers to manufacture our products; failure to deliver quality products in a timely manner; potential problems with our distribution system; labor disruptions; chargebacks and margin support payments; reliance on technology; failure to successfully compete; challenges integrating businesses we have or may acquire; unanticipated results from the resolution of tax matters; future defaults under our credit facility; loss of certain key personnel; investigations by the SEC and United States Attorney; material potential future restatements of our financial statements; the stockholders’ rights plan; and global, political and economic conditions; and ongoing and potential litigation.

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